SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2003

GLOBALSTAR, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-25461	13-3759024

(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Zanker Road, San Jose, California	95134

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 408-933-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     ICO Global Communications (Holdings) Limited (“ICO”) and Globalstar, L.P., together with three of its subsidiary chapter 11 debtors in possession (“Globalstar”), signed an Investment Agreement dated as of May 19, 2003. See Form 8-K, filed May 23, 2003. ICO has informed Globalstar that ICO believes the closing under the Investment Agreement may not occur because a condition has not been, and likely will not be, satisfied. Globalstar has received ICO’s consent to identify other potential investors and to pursue an alternative transaction for an investment in, or acquisition of the assets of, Globalstar. Globalstar has identified other potential investors and has initiated discussions with them. The press release is attached as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired:

Not Applicable.

(b)	Pro Forma Financial Information:

Not Applicable.

(c)	Exhibits:

Exhibit No.	Exhibit Description

99.1	Press Release, dated October 27, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSTAR, L.P.

	By:	/s/ Daniel P. McEntee

Name: Daniel P. McEntee
Title: Vice President and
Chief Financial Officer

Date: October 27, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated October 27, 2003